                            Exhibit 10


                            DEVRY INC
                INCENTIVE STOCK OPTION AGREEMENT
                --------------------------------


      THIS AGREEMENT, dated this 10th day of August 2004 and entered into by and between DeVry Inc., a Delaware corporation
(the "Company"), and Participant (the "Participant"),

WITNESSETH THAT:
---------------
      WHEREAS, by resolution of August 10, 2004, the Company's
Board of Directors (the "Board") granted an option under the terms of the DeVry Inc. 1999 Stock Incentive Plan (the "Plan");
and

      WHEREAS, this Agreement is intended to set forth the terms and conditions of such option.

      NOW, THEREFORE, IT IS AGREED, by and between the parties hereto, as follows:

     1. Grant; Option Price. In accordance with the provisions of the Plan, the Board, on August 10, 2004, granted to the Participant an option to purchase a total of "Shares" shares of common stock of the Company ("Common Stock"). The option price of each share of Common Stock subject to this Agreement shall be $20.78, which price reflects the Board's good faith determination of the fair market value of a share of Common Stock as at the date of grant.

     2. Term of Option; Expiration. The right to exercise the option shall be subject to the terms and conditions of the Plan and this Agreement, shall be exercisable no earlier than the date first above written, and shall expire upon the earliest of the following:

       (a)  August 10, 2014

       or

       (b) the date which is 90 days after the Participant's employment with the Company and its Subsidiaries terminates for any reason.

     3. Vesting. The option shall first become exercisable in accordance with the schedule attached to this agreement.:

        Notwithstanding any other provisions of this agreement or of the Plan, in no event shall the aggregate Fair Market Value (as determined as of the date of the option was granted) of the shares with respect to which an incentive stock option is exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceed $100,000.

  4. Accelerated Vesting. Notwithstanding the provisions of paragraph 3, the Option shall become fully exercisable (or vested) if, prior to the Expiration Date, the Participant's employment with the Company and its Subsidiaries is terminated due to Retirement (as defined below) or, if, while the Participant is employed by the Company and its Subsidiaries, (a) the Participant dies, (b) the Participant becomes Disabled (as defined below), or (c) a Change in Control (as defined below) occurs. For purposes of the Plan:

     (1) a Participant's employment shall be considered to have been terminated due to "Retirement" if his termination occurs on or after the date on which he attains age 60 and completes at least 10 years of service;

     (2) a Participant shall be considered to be "Disabled" if he is determined to be totally and permanently disabled for purposes of the Company's long-term disability plan; and

     (3) a Change of Control (as defined below) occurs.

         a. a "Change of Control" shall occur upon the first to occur of the following events:

            (i) the sale or disposition by the Company of all or substantially all of the assets of the Company (or any transaction having a similar effect);

            (ii) the consummation of a merger or consolidation of the Company with any other entity other than (A) a merger or consolidation which would result in the voting interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting interests of the surviving entity) at least 50% of the combined voting power of the voting interests of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction); or

            (iii) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of beneficial ownership (within the meaning of Rule13d-3 promulgated under the Exchange Act) of 50% or more of then outstanding voting interests of the Company but excluding, for this purpose, any such acquisition by the Company or any of its affiliates, or any employee benefit plan (or related trust) of the Company or any of its affiliates.

     5. Exercise. After the option becomes exercisable pursuant to paragraph 3 or 4 above and prior to the Expiration Date, the option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters. Such notice shall specify the number of shares of Common Stock that the Participant elects to purchase and shall be accompanied by payment of the option prices for such shares of Common Stock indicated by the Participant's election. Subject to the provisions of the following sentence, payment of the option price (including any applicable withholding taxes) shall be by cash or by certified or cashier's check payable to the Company. At the Participant's election, all or a portion of such option price may be paid by delivery of shares of Common Stock of the Company having an aggregate fair market value that is equal to the amount of cash that would otherwise be required and that have been held by the Participant for at least six months.


                         Participant




                         ---------------------------------------

                         DeVry Inc.




                         ----------------------------------------
                         Ronald L. Taylor, CEO for Plan Committee

                           DEVRY INC.

               NONQUALIFIED STOCK OPTION AGREEMENT
               -----------------------------------

  THIS AGREEMENT, made and entered into as of August 10, 2004
(the "Grant Date") by and between DeVry Inc. (the "Company") and
Participant (the "Participant");

                        WITNESSETH THAT:

  WHEREAS, the Company maintains the DeVry Inc. 1999 Stock
Incentive Plan (the "Plan"); and

  WHEREAS, the Participant is an employee of the Company and was selected by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") to receive the grant of an option under the Plan;

  NOW, THEREFORE, the Company and the Participant hereby agree as follows:

  4. Grant; Option Price. This Agreement evidences the grant to the Participant, pursuant to the terms of the Plan, of an option (the "Option") to purchase a total of "Shares" shares of Common Stock. The Option Price of each share subject to the Option shall be $20.78. The award is not intended to be, and will not be treated as, an incentive stock option as that term is described in section 422(b) of the Internal Revenue Code of 1986, as amended.

  5. Vesting and Expiration of Option. Subject to the terms and conditions of this Agreement, the Option shall become exercisable (or vested) as per the attached Notice of Grant of Stock Options and Option Agreement. All rights with respect to the Option shall automatically terminate on the "Expiration Date", which shall be the Expiration Date set forth in the Plan; provided, however, that in the event the Participant's employment with the Company and its Subsidiaries is terminated because the Participant becomes Disabled, the Expiration Date shall be the first anniversary of the termination date. Notwithstanding the foregoing, no portion of the Option shall become exercisable (or vested) after the Participant's employment or other service for the Company terminates for any reason.

  6. Accelerated Vesting. Notwithstanding the provisions of paragraph 2, the Option shall become fully exercisable (or vested) if, prior to the Expiration Date, the Participant's employment with the Company and its Subsidiaries is terminated due to Retirement (as defined below) or, if, while the Participant is employed by the Company and its Subsidiaries, (a) the Participant dies, (b) the Participant becomes Disabled (as defined below), or (c) a Change in Control (as defined below) occurs. For purposes of the plan:

     (1) a Participant's employment shall be considered to have been terminated due to "Retirement" if his termination occurs on or after the date on which he attains age 60 and completes at least 10 years of service;

     (2) a Participant shall be considered to be "Disabled" if he is determined to be totally and permanently disabled for purposes of the Company's long-term disability plan; and

     (3) a "Change in Control" shall occur upon the first to occur of the following events:

       (i) the sale or disposition by the Company of all or substantially all of the assets of the Company (or any transaction having a similar effect),

       (ii) the consummation of a merger or consolidation of the Company with any other entity other than (A) a merger or consolidation which would result in the voting interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting interests of the surviving entity) at least 50% of the combined voting power of the voting interests of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction), or

       (iii) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule13d-3 promulgated under the Exchange Act) of 50% or more of then outstanding voting interests of the Company but excluding, for this purpose, any such acquisition by the Company or any of its affiliates, or any employee benefit plan (or related trust) of the Company or any of its affiliates.

  7. Exercise. After the Option becomes exercisable (or vested) pursuant to paragraph 2 or 3 and prior to the Expiration Date, the Option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters. The exercise notice must be filed prior to the Expiration Date, must specify the number of shares of Common Stock which the Participant elects to purchase and must be accompanied by payment of the Option Price (including any applicable withholding taxes) for such shares of Common Stock indicated by the Participant's election. Payment of the Option Price (and any applicable withholding taxes) shall be by cash or check payable to the Company, by delivery of shares of Common Stock having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the Option Price for the shares of Common Stock and which have been held by the Participant for at least six months, or any combination thereof.

  8. Nontransferability. The Option shall be transferable in any manner permitted by applicable law.

  9. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Plan Committee, subject to approval of the Compensation Committee and the Plan Committee and the Compensation Committee shall have all of the powers with respect to this Agreement as with respect to the Plan. Any interpretation of the Agreement by the Plan Committee or Compensation Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

 10. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company.

 11. Successors. This Agreement shall be binding upon and shall inure to the benefit of any assignee or successor in the interest of the Company, and shall be binding upon and inure to the benefits of any estate, legal representative, beneficiary or heir of the Participant.

 12. Participant and Shareholder Status. This Agreement does not constitute a contract of continued service and does not give the Participant the right to be retained as a employee of the Company. This Agreement does not confer upon the Participant or any holder thereof any right as a shareholder of the Company prior to the issuance of Common Stock pursuant to the exercise of the Option.

 13. Amendment. This Agreement may be amended by written agreement of the Participant and the Company, subject to the consent of the Plan Committee, without the consent of any other person other than approval of the Compensation Committee.

 14. Defined Terms. Unless the context clearly implies or indicates the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Agreement.

  IN WITNESS WHEREOF, the Participant has hereunto set his or her hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the date first above written.


__________________________
Participant

DeVRY INC.



____________________________
Ronald L. Taylor, President
for Plan Committee

                            DEVRY INC
                INCENTIVE STOCK OPTION AGREEMENT
                --------------------------------


      THIS AGREEMENT, dated this 10th day of August 2004 and entered into by and between DeVry Inc., a Delaware corporation
(the "Company"), and Participant (the "Participant"),

WITNESSETH THAT:

      WHEREAS, by resolution of August 10, 2004, the Company's
Board of Directors (the "Board") granted an option under the terms of the DeVry Inc. 2003 Stock Incentive Plan (the "Plan");
and

      WHEREAS, this Agreement is intended to set forth the terms and conditions of such option.

      NOW, THEREFORE, IT IS AGREED, by and between the parties hereto, as follows:

     1. Grant; Option Price. In accordance with the provisions of the Plan, the Board, on August 10, 2004, granted to the Participant an option to purchase a total of "Shares" shares of common stock of the Company ("Common Stock"). The option price of each share of Common Stock subject to this Agreement shall be $20.78, which price reflects the Board's good faith determination of the fair market value of a share of Common Stock as at the date of grant.

     2. Term of Option; Expiration. The right to exercise the option shall be subject to the terms and conditions of the Plan and this Agreement, shall be exercisable no earlier than the date first above written, and shall expire upon the earliest of the following:

       (a)  August 10, 2014

       or

       (b) the date which is 90 days after the Participant's employment with the Company and its Subsidiaries terminates for any reason.

     3. Vesting. The option shall first become exercisable in accordance with the schedule attached to this agreement.:

     Notwithstanding any other provisions of this agreement or of the Plan, in no event shall the aggregate Fair Market Value (as determined as of the date of the option was granted) of the shares with respect to which an incentive stock option is exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceed $100,000.

  4. Accelerated Vesting. Notwithstanding the provisions of paragraph 3, the Option shall become fully exercisable (or vested) if, prior to the Expiration Date, the Participant's employment with the Company and its Subsidiaries is terminated due to Retirement (as defined below) or, if, while the Participant is employed by the Company and its Subsidiaries, (a) the Participant dies, (b) the Participant becomes Disabled (as defined below), or (c) a Change in Control (as defined below) occurs. For purposes of the Plan:

     (1) a Participant's employment shall be considered to have been terminated due to "Retirement" if his termination occurs on or after the date on which he attains age 60 and completes at least 10 years of service;

     (2) a Participant shall be considered to be "Disabled" if he is determined to be totally and permanently disabled for purposes of the Company's long-term disability plan; and

     (3) a Change of Control (as defined below) occurs.

       a. a "Change of Control" shall occur upon the first to occur of the following events:

            (i) the sale or disposition by the Company of all or substantially all of the assets of the Company (or any transaction having a similar effect);

            (ii) the consummation of a merger or consolidation of the Company with any other entity other than (A) a merger or consolidation which would result in the voting interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting interests of the surviving entity) at least 50% of the combined voting power of the voting interests of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction); or

            (iii) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of beneficial ownership (within the meaning of Rule13d-3 promulgated under the Exchange Act) of 50% or more of then outstanding voting interests of the Company but excluding, for this purpose, any such acquisition by the Company or any of its affiliates, or any employee benefit plan (or related trust) of the Company or any of its affiliates.

     5. Exercise. After the option becomes exercisable pursuant to paragraph 3 or 4 above and prior to the Expiration Date, the option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters. Such notice shall specify the number of shares of Common Stock that the Participant elects to purchase and shall be accompanied by payment of the option prices for such shares of Common Stock indicated by the Participant's election. Subject to the provisions of the following sentence, payment of the option price (including any applicable withholding taxes) shall be by cash or by certified or cashier's check payable to the Company. At the Participant's election, all or a portion of such option price may be paid by delivery of shares of Common Stock of the Company having an aggregate fair market value that is equal to the amount of cash that would otherwise be required and that have been held by the Participant for at least six months.


                         Participant




                         ----------------------------------------

                         DeVry Inc.




                         ----------------------------------------
                         Ronald L. Taylor, CEO for Plan Committee

                           DEVRY INC.

               NONQUALIFIED STOCK OPTION AGREEMENT
               -----------------------------------

  THIS AGREEMENT, made and entered into as of August 10, 2004
(the "Grant Date") by and between DeVry Inc. (the "Company") and
Participant (the "Participant");

                        WITNESSETH THAT:

  WHEREAS, the Company maintains the DeVry Inc. 2003 Stock
Incentive Plan (the "Plan"); and

  WHEREAS, the Participant is an employee of the Company and was selected by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") to receive the grant of an option under the Plan;

  NOW, THEREFORE, the Company and the Participant hereby agree as follows:

  4. Grant; Option Price. This Agreement evidences the grant to the Participant, pursuant to the terms of the Plan, of an option (the "Option") to purchase a total of "Shares" shares of Common Stock. The Option Price of each share subject to the Option shall be $20.78. The award is not intended to be, and will not be treated as, an incentive stock option as that term is described in section 422(b) of the Internal Revenue Code of 1986, as amended.

  5. Vesting and Expiration of Option. Subject to the terms and conditions of this Agreement, the Option shall become exercisable (or vested) as per the attached Notice of Grant of Stock Options and Option Agreement. All rights with respect to the Option shall automatically terminate on the "Expiration Date", which shall be the Expiration Date set forth in the Plan; provided, however, that in the event the Participant's employment with the Company and its Subsidiaries is terminated because the Participant becomes Disabled, the Expiration Date shall be the first anniversary of the termination date. Notwithstanding the foregoing, no portion of the Option shall become exercisable (or vested) after the Participant's employment or other service for the Company terminates for any reason.

  6. Accelerated Vesting. Notwithstanding the provisions of paragraph 2, the Option shall become fully exercisable (or vested) if, prior to the Expiration Date, the Participant's employment with the Company and its Subsidiaries is terminated due to Retirement (as defined below) or, if, while the Participant is employed by the Company and its Subsidiaries, (a) the Participant dies, (b) the Participant becomes Disabled (as defined below), or (c) a Change in Control (as defined below) occurs. For purposes of the plan:

     (1) a Participant's employment shall be considered to have been terminated due to "Retirement" if his termination occurs on or after the date on which he attains age 60 and completes at least 10 years of service;

     (2) a Participant shall be considered to be "Disabled" if he is determined to be totally and permanently disabled for purposes of the Company's long-term disability plan; and

     (3) a "Change in Control" shall occur upon the first to occur of the following events:

       (i) the sale or disposition by the Company of all or substantially all of the assets of the Company (or any transaction having a similar effect),

       (ii) the consummation of a merger or consolidation of the Company with any other entity other than (A) a merger or consolidation which would result in the voting interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting interests of the surviving entity) at least 50% of the combined voting power of the voting interests of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction), or

      (iii) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule13d-3 promulgated under the Exchange Act) of 50% or more of then outstanding voting interests of the Company but excluding, for this purpose, any such acquisition by the Company or any of its affiliates, or any employee benefit plan (or related trust) of the Company or any of its affiliates.

  7. Exercise. After the Option becomes exercisable (or vested) pursuant to paragraph 2 or 3 and prior to the Expiration Date, the Option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters. The exercise notice must be filed prior to the Expiration Date, must specify the number of shares of Common Stock which the Participant elects to purchase and must be accompanied by payment of the Option Price (including any applicable withholding taxes) for such shares of Common Stock indicated by the Participant's election. Payment of the Option Price (and any applicable withholding taxes) shall be by cash or check payable to the Company, by delivery of shares of Common Stock having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the Option Price for the shares of Common Stock and which have been held by the Participant for at least six months, or any combination thereof.

  8. Nontransferability. The Option shall be transferable in any manner permitted by applicable law.

  9. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Plan Committee, subject to approval of the Compensation Committee and the Plan Committee and the Compensation Committee shall have all of the powers with respect to this Agreement as with respect to the Plan. Any interpretation of the Agreement by the Plan Committee or Compensation Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

  10.Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company.

  11.Successors. This Agreement shall be binding upon and shall inure to the benefit of any assignee or successor in the interest of the Company, and shall be binding upon and inure to the benefits of any estate, legal representative, beneficiary or heir of the Participant.

  12.Participant and Shareholder Status. This Agreement does not constitute a contract of continued service and does not give the Participant the right to be retained as a employee of the Company. This Agreement does not confer upon the Participant or any holder thereof any right as a shareholder of the Company prior to the issuance of Common Stock pursuant to the exercise of the Option.

  13.Amendment. This Agreement may be amended by written agreement of the Participant and the Company, subject to the consent of the Plan Committee, without the consent of any other person other than approval of the Compensation Committee.

  14.Defined Terms. Unless the context clearly implies or indicates the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Agreement.

  IN WITNESS WHEREOF, the Participant has hereunto set his or her hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the date first above written.


__________________________
Participant

DeVRY INC.



____________________________
Ronald L. Taylor, President
for Plan Committee